Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of EMTA Holdings, Inc. (the "Company") on Form 10-Q for the quarter ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Edmond L. Lonergan, President and Chief Executive Officer, and James C. Marshall, Chief Financial Officer, certify. pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) This report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Edmond L. Lonergan	/s/ James C. Marshall
Edmond L. Lonergan President and Chief Executive Officer	James C. Marshall Chief Financial Officer
Date: February 20, 2007	Date: February 20, 2007